	FOXBY CORP.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2024
	(Unaudited)

Shares		Value
	Common Stocks (117.29%)
	Automotive Dealers and Gasoline Service Stations (9.61%)
1,360	Asbury Automotive Group, Inc. (a)	$ 320,661
335	AutoZone, Inc. (a)	1,055,803
		1,376,464

	Automotive Repair, Services, and Parking (2.64%)
5,670	U-Haul Holding Company Series N Non-Voting	378,076

	Communications (0.72%)
600	Nexstar Media Group, Inc.	103,374

	Depository Institutions (5.62%)
5,600	Ally Financial Inc.	227,304
12,900	U.S. Bancorp	576,630
		803,934

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (2.26%)
1,700	Atkore Inc.	323,612

	Equipment Rental and Leasing (3.70%)
735	United Rentals, Inc.	530,016

	General Merchandise Store (3.26%)
990	Dillard's, Inc.	466,924

	Home Furniture, Furnishings, and Equipment Stores (8.24%)
11,300	Haverty Furniture Companies, Inc.	385,556
2,500	Williams-Sonoma, Inc.	793,825
		1,179,381

	Insurance Carriers (17.05%)
440	Elevance Health, Inc.	228,158
14,500	Essent Group Ltd.	862,895
16,869	NMI Holdings, Inc. (a)	545,543
1,625	UnitedHealth Group Incorporated	803,887
		2,440,483

	Miscellaneous Retail (3.44%)
16,500	Build-A-Bear Workshop, Inc.	492,855

	Non-Depository Credit Institutions (12.54%)
1,900	Credit Acceptance Corporation (a)	1,047,945
3,500	Discover Financial Services	458,815
4,600	Enova International, Inc. (a)	289,018
		1,795,778

	Petroleum Refining and Related Industries (2.18%)
1,829	Valero Energy Corporation	312,192

	Primary Metal (13.77%)
1,430	Encore Wire Corporation	375,775
7,880	Mueller Industries, Inc.	424,968
7,900	Steel Dynamics, Inc.	1,171,017
		1,971,760

	Rubber and Miscellaneous Plastics Products (2.10%)
2,090	Crocs, Inc. (a)	300,542

	Security and Commodity Brokers, Dealers, Exchanges, and Services (5.18%)
3,900	Interactive Brokers Group, Inc. Class A	435,669
1,160	LPL Financial Holdings Inc.	306,472
		742,141

	Services - Computer Programming, Data Processing (16.53%)
10,000	Alphabet Inc. Class A (a)	1,509,300
14,081	Clear Secure, Inc.	299,503
1,150	Meta Platforms, Inc.	558,417
		2,367,220

	Services Allied with the Exchange of Securities or Commodities (2.70%)
7,000	OTC Markets Group Inc.	386,750

	Transportation Equipment (3.08%)
14,738	Wabash National Corporation	441,256

	Wholesale Trade-Durable Goods (2.67%)
2,930	BlueLinx Holdings Inc. (a)	381,603

	Total common stock (Cost $9,688,137) (117.29%)	16,794,361
	Liabilities in excess of cash and other assets (-17.29%)	(2,476,190)

	Net assets (100.00%)	$ 14,318,171

(a) Non-income producing.
(b) The Fund's total investment portfolio value of has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement was $2,447,900 as of March 31, 2024.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Foxby Corp. (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Directors (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Company Act”), the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Midas Management Corporation (the “Investment Manager”), subject to the Board’s oversight with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of March 31, 2024, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 16,794,361	$ -	$ -	$ 16,794,361
Total investments, at value	$ 16,794,361	$ -	$ -	$ 16,794,361

Cost for Federal Income Tax Purposes
As of March 31, 2024, for federal income tax purposes, the aggregate cost of securities was $9,688,137 and net unrealized appreciation was $7,106,224, comprised of gross unrealized appreciation of $7,114,454 and gross unrealized depreciation of $8,230. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Portfolio Concentration
The Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by the Fund are not limited by the Company Act. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of a Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

Risks and Uncertainties

Share Trading Risk - The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, shareholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under its credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund's investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.